DELAWARE VIP® TRUST
Delaware VIP Trend Series
(the "Series")

Supplement to the Delaware VIP Trend Series' Prospectuses
dated April 30, 2010

On May 20, 2010, the Board of Trustees responsible for Delaware VIP Trend Series (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into Delaware VIP Smid Cap Growth Series (the "Acquiring Fund"), a series of Delaware VIP Trust. The Board of Trustees responsible for the Acquiring Fund also approved the reorganization.

The Reorganizing Fund's investment objective and policies are similar to those of the Acquiring Fund. Both the Reorganizing Fund and the Acquiring Fund seek long-term capital appreciation.

The Board of Trustees responsible for the Reorganizing Fund believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on June 18, 2010, the Reorganizing Fund will be closed to new investors. It is anticipated that during the third quarter of 2010, Reorganizing Fund shareholders will receive an information statement providing them with information about the Acquiring Fund. The reorganization does not require the approval of shareholders. The reorganization is expected to take place on or about October 11, 2010. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 24, 2010.